UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2017 (September 28, 2017)

Commission File Number 0-8084

Connecticut Water Service, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

(860) 669-8636
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 1.01    Entry into a Material Definitive Agreement

On September 28, 2017, The Connecticut Water Company, a Connecticut corporation (“Connecticut Water”), completed the issuance of $35,000,000 aggregate principal amount of its 3.53% unsecured Senior Notes due September 25, 2037 (the “Senior Notes”). Connecticut Water is the principal operating water utility subsidiary of Connecticut Water Service, Inc., a Connecticut corporation (the “Company”).

The Senior Notes were issued pursuant to the Note Purchase Agreement dated as of September 28, 2017 (the “Purchase Agreement”) between and among Connecticut Water, NYL Investors, LLC (“NY Life”), as agent, and the Purchasers listed in the Purchaser Schedule attached to the Purchase Agreement, in a private placement financing exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. The proceeds of the sale of the Senior Notes will be used by Connecticut Water to repay loans from the Company the proceeds of which were used for capital expenditure projects by Connecticut Water.

The Senior Notes bear interest at the rate of 3.53% per annum, payable semi-annually on March 27 and September 27 of each year commencing on March 27, 2018. The principal amount of the Senior Notes, if not previously paid, shall be due on September 25, 2037. The Senior Notes are callable in whole or in part, subject to a make-whole amount.

The Purchase Agreement contains provisions that provide for the acceleration of the Senior Notes upon the occurrence of an event of default (as defined in the Purchase Agreement).

The foregoing summary of the Senior Notes and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 4.1 and is hereby incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference in response to this Item 2.03.

Item 9.01    Financial Statements and Exhibits

The following document is filed herewith as an exhibit hereto:

(d)    Exhibits

4.1	Note Purchase Agreement dated September 28, 2017 between and among The Connecticut Water Company, NYL Investors LLC, as agent, and the Purchasers listed therein, is filed herewith.

* Pursuant to Item 601(b)(2) of Regulation S-K, a copy of the Note Purchase Agreement’s disclosure schedules is not being filed as part of Exhibit 4.1 to this Current Report on Form 8-K. The Company will furnish to the Securities and Exchange Commission upon request a copy of such disclosure schedules.

EXHIBIT INDEX

Exhibit No.	Description
4.1	Note Purchase Agreement dated September 28, 2017 between and among The Connecticut Water Company, NYL Investors LLC, as agent, and the Purchasers listed therein, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Connecticut Water Service, Inc. (Registrant)
Date: September 29, 2017	By: /s/ David C. Benoit David C. Benoit Interim President and CEO Senior Vice President – Finance, Chief Financial Officer and Treasurer